MARKETABLE SECURITIES (Details 1) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Amortized cost
Due within one year	$ 60,310	$ 42,214
Due between one and three years	56,251	43,296
Total	116,561	85,510
Fair Value
Due within one year	60,290	42,187
Due between one and three years	56,282	43,334
Total	$ 116,572	$ 85,521